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                           ONE GROUP(R) MUTUAL FUNDS

                        SUPPLEMENT DATED MARCH 1, 2004
                         TO EQUITY FUNDS PROSPECTUSES
                            DATED FEBRUARY 28, 2004

Due to anticipated growth in its assets, effective as of the close of business on May 14, 2004, One Group(R) Small Cap Value Fund (the "Fund") will close to new investors except as described below. Additional and new investments are permitted under the following circumstances:

.. Shareholders of record at the time the Fund closes will be able to add to existing accounts through new purchases, the Systematic Investment Plan and reinvestment of dividends or capital gains distributions from shares owned in the Fund. This includes IRA account owners and participants in SEP and SIMPLE plans.

.. Shareholders of record at the time the Fund closes will be able to add to existing accounts through exchanges from other One Group funds.

.. Participants in 401(k), 403(b) and 457 plans offering the Fund at the time the Fund closes may open new accounts in the Fund and purchase additional shares in existing accounts. Participants in a 401(k), 403(b) and 457 plan that is not funded at the time the Fund closes may also open new accounts in the Fund and purchase additional shares if the Fund receives notice that such plan intends to offer the Fund prior to May 14, 2004.

..  Portfolios of the CollegeChoice 529 Investment Plan/SM/ offered by the
   Indiana Education Savings Authority (the "529 Plan") may purchase additional shares on behalf of existing 529 Plan participants as well as new participants who contribute to the 529 Plan after the close of the Fund.

.. Shareholder Servicing Agents and Program Managers operating wrap accounts for which the Fund is a specific percentage of the wrap account's investment allocation may continue to purchase shares for both existing clients and clients who do not have an account with the Fund at the time the Fund closes; provided the percentage of the allocation to the Fund is fixed, from time to time, by the wrap account sponsor and not by the clients. For wrap accounts where the Fund's percentage may be changed or determined by the client, Shareholder Servicing Agents and Program Managers may continue to purchase shares only for clients with existing wrap account balances in the Fund, but may not open new accounts for clients who do not have account balances with the Fund at the time the Fund closes.

Please keep in mind that if you sell all Fund shares in your account, your account will be closed and you will not be able to buy additional Fund shares or reopen your account as long as the Fund remains closed to new investors. In addition, if your account balance falls below the applicable minimum balance of $1,000 ($200,000 for Class I shares), all of your remaining shares may be subject to involuntary redemption and your account closed as described in the prospectus. If this occurs, you will not be permitted to reopen your account as long as the Fund remains closed to new investors.

If after May 14, 2004, the Fund receives a purchase order directly from an investor who does not currently have an account with the Fund, an account may be opened for the investor in One Group(R) Prime Money Market Fund -- Class A shares. One Group will attempt to contact the investor to determine whether he or she would like to purchase shares of another One Group fund or would prefer that the investment be refunded. If One Group cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to modify this policy at any time.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-F-SCV2